Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of Day One Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), do hereby certify that:

1.
To our knowledge, the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.
The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 7, 2022	/s/ Jeremy Bender, Ph.D., M.B.A.
Date	Jeremy Bender, Ph.D., M.B.A. Chief Executive Officer (Principal Executive Officer)

March 7, 2022	/s/ Charles York II, M.B.A.
Date	Charles York II, M.B.A.. Chief Financial Officer (Principal Financial and Accounting Officer)